UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2014


ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING DECEMBER 31, 2014



[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA FLEXIBLE INCOME FUND]

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         ANNUAL REPORT
         USAA FLEXIBLE INCOME FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         DECEMBER 31, 2014

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

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PRESIDENT'S MESSAGE

"THE BEGINNING OF A NEW YEAR CAN BE A GREAT
TIME TO TAKE STOCK OF YOUR FINANCIAL WELL BEING,    [PHOTO OF BROOKS ENGLEHARDT]
TAX SITUATION, AND THE PROGRESS YOU'VE MADE
TOWARD YOUR GOALS."

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FEBRUARY 2015

When the reporting period began in January 2014, investors had high hopes for the U.S. economy--that growth would accelerate and the economic recovery would continue. At the same time, many expected long-term interest rates to rise when the Federal Reserve (the Fed) started tapering (or reducing) its quantitative easing (QE) asset purchases. Some pundits predicted a "great rotation" from bonds into stocks as interest rates rose and bond prices fell (bond prices and interest rates move in opposite directions).

The reality, however, was somewhat different. Instead of interest rates rising, they fell during the reporting period, driving up bond prices. Meanwhile, the U.S. economy hit a winter weather-related soft patch and actually contracted during the first quarter. Then, after regaining its footing in the second quarter, the U.S. economy slowly strengthened and by the end of the year, observers were once again optimistic that economic growth could accelerate in 2015.

During the reporting period, foreign economies underperformed that of the U.S. Europe's economic growth slowed, Japan struggled to jumpstart its moribund economy, and the economy of the former engine of global growth--China--weakened. Although economic divergence is likely to continue for a time, we do not believe it will endure over the long term. Eventually, the global economy will either rebound or global economic weakness will weigh on the U.S. economy, dampening growth. According to Standard & Poor's, S&P 500 companies generate 46.3% of their sales overseas.

That said, economic divergence also has been observed in central bank policy and equity market performance. As the Fed finished tapering its QE program during October, other global central banks continued to ease monetary policy, pushing down interest rates around the world. At the same time, U.S. stocks recorded strong gains for the reporting period, outperforming European stocks and emerging markets stocks--which generally posted declines.

Meanwhile, inflation pressures have continued to ease, with the collapse of energy prices a prime example. Oil prices fell close to 50% during the reporting period. Natural gas prices also declined. At USAA Investments, we believe the U.S. economy will generally benefit from lower energy prices.

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

================================================================================

Consumer spending comprises a large percentage of the U.S. economy and lower energy prices means consumers will have more money to spend on other things. However, no one knows how significantly lower prices will affect energy-producing regions or energy-related industries, such as oil services and steel manufacturing.

The reporting period also was marked by an increase in geopolitical worries-- from Russia's involvement in Ukraine to ongoing Islamic extremism. Furthermore, near the end of the reporting period, Greece's government was forced to call an early national election, raising fears that the main opposition party--should it win--would seek to change the country's bailout agreement with the European Union. Stories such as these may influence the investment environment during the months ahead. We also expect to see exaggerated news reports if market volatility increases, as we anticipate that it might. However, dramatic news headlines are designed to elicit an emotional reaction, and shareholders should instead focus on relevant information, such as the direction of interest rates and economic conditions, to give them the perspective they need to appropriately manage their investments.

Investors also may want to make a new year's resolution to improve their financial fitness. As I write to you, 2015 has just started. The beginning of a new year can be a great time to take stock of your financial well being, tax situation, and the progress you've made toward achieving your goals. If you want to simplify your finances, you may consider consolidating some of your accounts. You also might want to rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. At the same time, you should make sure your investment plan still matches your goals, risk tolerance, and time horizon. If you'd like some help, please call one of our financial advisors. They would be happy to assist you.

From all of us here at USAA Investments, I wish you the happiest and healthiest of new years. We remain resolved to provide you with our best advice, exceptional service, and a wide variety of investment options.
Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock
Exchange. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

     Distributions to Shareholders                                            12

     Report of Independent Registered                                         13
        Public Accounting Firm

     Portfolio of Investments                                                 14

     Notes to Portfolio of Investments                                        20

     Financial Statements                                                     23

     Notes to Financial Statements                                            27

EXPENSE EXAMPLE                                                               46

TRUSTEES' AND OFFICERS' INFORMATION                                           48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA FLEXIBLE INCOME FUND (THE FUND) SEEKS TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Under normal market conditions, the Fund will invest in income-producing securities that carry the most attractive opportunity for total return, regardless of maturity or credit rating. In addition to investment-grade U.S. bonds, the Fund also may invest to a significant extent in high-yield bonds, bank loans, non-dollar-denominated bonds, preferred stocks, and common stocks.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ARNOLD J. ESPE, CFA                                    [PHOTO OF ARNOLD J. ESPE]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term interest rates trended down during the reporting period on concern about slowing global growth and geopolitical turmoil. Bond prices, which move inversely with interest rates, rose. U.S. stocks recorded strong gains during the reporting period, but many developed and emerging markets stocks declined. As the global economy weakened, crude oil prices dropped nearly 50% during the reporting period on slowing demand and oversupply. Although gold prices fell slightly, they held up well compared to the prices of other commodities because gold is widely considered to be a hedge against currency devaluation. Indeed, many global currencies depreciated during the reporting period. However, the U.S. dollar strengthened, ending its best year in more than a decade. As the U.S. economy expanded for 2014 overall, the Federal Reserve tapered its quantitative easing asset purchases and announced that the program would end entirely during October 2014.

o HOW DID THE USAA FLEXIBLE INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. At the end of the reporting period, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 3.69%, 3.79%, and 3.35%, respectively. This compares to a total return of 5.97% for the Barclays U.S. Aggregate Bond Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management or the Fund's assets.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA FLEXIBLE INCOME FUND

================================================================================

o   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

    During the reporting period, the Fund generated a positive return, benefiting from its currency positioning. More specifically, the portfolio benefited from its short position in Japanese yen currency futures as the Japanese yen depreciated versus the U.S. dollar. Holdings of mortgage real estate investment trusts, which performed well during the reporting period, also added to the Fund's returns. In addition, an allocation to 30-year U.S. Treasury bonds contributed positively as longer-term bonds appreciated.

    The Fund's performance was hampered by its holdings of gold-mining stocks, which underperformed as global growth weakened and depressed gold prices dampened company profits. We continue to have a positive long-term outlook for both gold and gold-mining companies because gold remains a hedge against currency devaluation. Gold-mining companies also are attractively valued based on their business fundamentals. In addition, the Fund's performance was hurt during the period by its allocation to high-yield bonds as high-yield bond spreads (or, yield differentials versus U.S. Treasury bonds of comparable maturity) widened.

    We continued to manage the Fund with an income focus, concentrating our purchases on income-producing securities that we believe have the most attractive opportunities for total return, regardless of maturity or credit rating. We relied on our credit analysts to help us identify attractive opportunities among high-yield corporate bonds and investment-grade corporate bonds.

    To position the Fund's portfolio for future interest rate increases, the Fund had investments in floating-rate securities, such as bank loans. The Fund's duration (a measure of its sensitivity to interest rates) remained short relative to its benchmark.

    Thank you for your investment in the Fund.

    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as junk bonds since they represent a greater risk of default than more credit worthy investment-grade securities.o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA FLEXIBLE INCOME FUND SHARES (FUND SHARES) (Ticker Symbol: USFIX)

--------------------------------------------------------------------------------
                                      12/31/14                     12/31/13
--------------------------------------------------------------------------------
Net Assets                         $66.2 Million                $31.6 Million
Net Asset Value Per Share              $9.59                        $9.99

--------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/14
--------------------------------------------------------------------------------
      1 YEAR                                     SINCE INCEPTION 7/12/13
      3.69%                                               3.90%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/13*
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT         1.01%         AFTER REIMBURSEMENT        1.01%

                  (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2015. If the total annual operating expense ratio of the Fund Shares is lower than 1.00%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA FLEXIBLE INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                  BARCLAYS U.S.                    USAA FLEXIBLE
                                 AGGREGATE BOND                     INCOME FUND
                                     INDEX                             SHARES
 7/31/2013                         10,000.00                         10,000.00
 8/31/2013                          9,948.88                          9,934.92
 9/30/2013                         10,043.07                          9,977.26
10/31/2013                         10,124.27                         10,152.37
11/30/2013                         10,086.36                         10,110.84
12/31/2013                         10,029.36                         10,202.15
 1/31/2014                         10,177.55                         10,384.25
 2/28/2014                         10,231.66                         10,575.79
 3/31/2014                         10,214.23                         10,588.85
 4/30/2014                         10,300.43                         10,699.95
 5/31/2014                         10,417.70                         10,838.44
 6/30/2014                         10,423.09                         11,056.41
 7/31/2014                         10,396.94                         11,046.04
 8/31/2014                         10,511.72                         11,096.82
 9/30/2014                         10,440.35                         10,960.68
10/31/2014                         10,542.97                         10,679.67
11/30/2014                         10,617.76                         10,754.11
12/31/2014                         10,627.72                         10,578.21

                                     [END CHART]

                            Data from 7/31/13 to 12/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Shares to the following benchmark:

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA FLEXIBLE INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIFIX)

----------------------------------------------------------------------------------------
                                                 12/31/14                     12/31/13
----------------------------------------------------------------------------------------
Net Assets                                    $98.3 Million                $97.1 Million
Net Asset Value Per Share                        $9.59                        $9.99

----------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/14
----------------------------------------------------------------------------------------
      1 YEAR                                           SINCE INCEPTION 7/12/13
      3.79%                                                    4.02%

----------------------------------------------------------------------------------------
                                EXPENSE RATIOS AS OF 12/31/13*
----------------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT           0.89%         AFTER REIMBURSEMENT           0.81%

                   (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2015. If the total annual operating expense ratio of the Institutional Shares is lower than 0.80%, the Fund's Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

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6  | USAA FLEXIBLE INCOME FUND

================================================================================

            o CUMULATIVE PERFORMANCE COMPARISON o

         [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               USAA FLEXIBLE
                        BARCLAYS U.S.          INCOME FUND
                       AGGREGATE BOND          INSTITUTIONAL
                           INDEX                   SHARES
 7/31/2013                10,000.00              10,000.00
 8/31/2013                 9,948.88               9,937.29
 9/30/2013                10,043.07               9,980.78
10/31/2013                10,124.27              10,156.99
11/30/2013                10,086.36              10,116.46
12/31/2013                10,029.36              10,209.04
 1/31/2014                10,177.55              10,392.47
 2/28/2014                10,231.66              10,585.52
 3/31/2014                10,214.23              10,600.17
 4/30/2014                10,300.43              10,712.36
 5/31/2014                10,417.70              10,851.85
 6/30/2014                10,423.09              11,070.52
 7/31/2014                10,396.94              11,063.55
 8/31/2014                10,511.72              11,114.07
 9/30/2014                10,440.35              10,978.42
10/31/2014                10,542.97              10,697.14
11/30/2014                10,617.76              10,782.48
12/31/2014                10,627.72              10,595.94

                         [END CHART]

                         Data from 7/31/13 to 12/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Institutional Shares to the benchmark listed above (see page 5 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Institutional Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA FLEXIBLE INCOME FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UAFIX)

----------------------------------------------------------------------------------------
                                                 12/31/14                     12/31/13
----------------------------------------------------------------------------------------
Net Assets                                    $5.0 Million                $5.0 Million
Net Asset Value Per Share                        $9.59                       $9.99

----------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/14
----------------------------------------------------------------------------------------
      1 YEAR                                           SINCE INCEPTION 7/12/13
      3.35%                                                    3.59%

----------------------------------------------------------------------------------------
                                EXPENSE RATIOS AS OF 12/31/13*
----------------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT           1.55%         AFTER REIMBURSEMENT           1.26%

                   (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.25% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2015. If the total annual operating expense ratio of the Adviser Shares is lower than 1.25%, the Fund's Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA FLEXIBLE INCOME FUND

================================================================================

            o CUMULATIVE PERFORMANCE COMPARISON o

         [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               USAA FLEXIBLE
                        BARCLAYS U.S.           INCOME FUND
                       AGGREGATE BOND             ADVISER
                           INDEX                   SHARES
 7/31/2013               $10,000.00              $10,000.00
 8/31/2013                 9,948.88                9,931.57
 9/30/2013                10,043.07                9,971.49
10/31/2013                10,124.27               10,143.69
11/30/2013                10,086.36               10,101.91
12/31/2013                10,029.36               10,189.94
 1/31/2014                10,177.55               10,369.42
 2/28/2014                10,231.66               10,557.97
 3/31/2014                10,214.23               10,569.36
 4/30/2014                10,300.43               10,677.02
 5/31/2014                10,417.70               10,810.78
 6/30/2014                10,423.09               11,030.34
 7/31/2014                10,396.94               11,016.93
 8/31/2014                10,511.72               11,064.35
 9/30/2014                10,440.35               10,924.61
10/31/2014                10,542.97               10,640.36
11/30/2014                10,617.76               10,711.61
12/31/2014                10,627.72               10,531.69


                         [END CHART]

               Data from 7/31/13 to 12/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Adviser Shares to the benchmark listed above (see page 5 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Adviser Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 12/31/14 o
                                (% of Net Assets)

                                        COUPON RATE %   % OF NET ASSETS
                                        -------------------------------
U.S. Treasury Bonds ...............         3.13%            8.3%
St. Barbara Ltd ...................         8.88%            2.4%
Wisconsin Energy Corp. ............         6.25%            2.4%
Plum Creek Timber Co., Inc. .......            -             2.3%
Nuveen Municipal
 Opportunity Fund, Inc. ...........            -             2.2%
Hatteras Financial Corp. ..........            -             2.1%
Annaly Capital
 Management, Inc. .................            -             2.1%
Southern Union Co. ................         3.25%            1.9%
Puget Sound Energy, Inc. ..........         6.97%            1.8%
Chesapeake Energy Corp. ...........         5.75%            1.8%

You will find a complete list of securities that the Fund owns on pages 14-19.

*Excludes money market instruments and futures.

================================================================================

10  | USAA FLEXIBLE INCOME FUND

================================================================================

               o ASSET ALLOCATION* - 12/31/14 o

               [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                   31.6%
COMMON STOCKS                                           19.9%
COMMERCIAL MORTGAGE SECURITIES                          16.3%
EURODOLLAR AND YANKEE OBLIGATIONS                        8.9%
U.S. TREASURY SECURITIES                                 8.9%
PREFERRED STOCKS                                         8.4%
INVESTMENT COMPANIES                                     2.2%
COLLATERALIZED MORTGAGE OBLIGATIONS                      2.0%
MONEY MARKET INSTRUMENTS                                 0.1%

                             [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Excludes futures.

================================================================================

                                                        INVESTMENT OVERVIEW | 11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2014:

 DIVIDEND RECEIVED         QUALIFIED DIVIDEND
DEDUCTION (CORPORATE     INCOME (NON-CORPORATE    QUALIFIED INTEREST
 SHAREHOLDERS)(1)           SHAREHOLDERS)(1)           INCOME
--------------------------------------------------------------------
      4.21%                     5.50%               $6,025,000
--------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

12  | USAA FLEXIBLE INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FLEXIBLE INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Flexible Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2014, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Flexible Income Fund at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP
San Antonio, Texas
February 17, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2014

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                            COUPON                       VALUE
(000)         SECURITY                                             RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS (31.6%)

              CONSUMER DISCRETIONARY (3.1%)
              ----------------------------
              SPECIALTY STORES (3.1%)
$   2,700     Guitar Center, Inc(a)                                6.50%      4/15/2019    $   2,336
    3,000     Toys R Us Property Co. II, LLC(b)                    8.50      12/01/2017        2,992
                                                                                           ---------
                                                                                               5,328
                                                                                           ---------
              Total Consumer Discretionary                                                     5,328
                                                                                           ---------
              ENERGY (7.1%)
              -------------
              OIL & GAS DRILLING (1.1%)
    2,284     Schahin II Finance Co. SPV Ltd.(a)                   5.88       9/25/2023        1,842
                                                                                           ---------
              OIL & GAS EXPLORATION & PRODUCTION (1.3%)
    3,000     Fieldwood Energy, LLC(b),(c)                         8.38       9/30/2020        2,214
                                                                                           ---------
              OIL & GAS STORAGE & TRANSPORTATION (4.7%)
    2,700     DCP Midstream, LLC(a)                                5.85       5/21/2043        2,632
    2,000     Enterprise Products Operating, LLC                   7.00       6/01/2067        2,090
    4,000     Southern Union Co.(b)                                3.25(d)   11/01/2066        3,220
                                                                                           ---------
                                                                                               7,942
                                                                                           ---------
              Total Energy                                                                    11,998
                                                                                           ---------
              FINANCIALS (9.5%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.1%)
    2,000     Walter Investment Management Corp.                   7.88      12/15/2021        1,795
                                                                                           ---------
              LIFE & HEALTH INSURANCE (1.5%)
    2,481     StanCorp Financial Group, Inc.                       6.90       6/01/2067        2,581
                                                                                           ---------
              MULTI-LINE INSURANCE (0.8%)
    2,250     Genworth Holdings, Inc.                              6.15      11/15/2066        1,406
                                                                                           ---------
              PROPERTY & CASUALTY INSURANCE (3.0%)
    2,000     AmTrust Financial Services, Inc.                     6.13       8/15/2023        2,117
    3,200     Oil Insurance Ltd.(a)                                3.24(d)            -(e)     2,880
                                                                                           ---------
                                                                                               4,997
                                                                                           ---------
              REAL ESTATE DEVELOPMENT (1.7%)
    3,000     Forestar USA Real Estate Group, Inc.(a)              8.50       6/01/2022        2,940
                                                                                           ---------

================================================================================

14  | USAA FLEXIBLE INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                            COUPON                       VALUE
(000)(f)      SECURITY                                             RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------
              THRIFTS & MORTGAGE FINANCE (1.4%)
$   2,650     Ocwen Financial Corp.(a)                             6.63%      5/15/2019    $   2,438
                                                                                           ---------
              Total Financials                                                                16,157
                                                                                           ---------
              INDUSTRIALS (1.3%)
              ------------------
              TRUCKING (1.3%)
    2,277     YRC Worldwide, Inc.(c)                               8.25       2/13/2019        2,263
                                                                                           ---------
              MATERIALS (1.3%)
              ----------------
              GOLD (1.3%)
CAD 6,000     Allied Nevada Gold Corp.(a),(b)                      8.75       6/01/2019        2,120
                                                                                           ---------
              UTILITIES (9.3%)
              ----------------
              ELECTRIC UTILITIES (2.8%)
    1,800     NextEra Energy Capital Holdings, Inc.                6.35      10/01/2066        1,790
    3,000     PPL Capital Funding, Inc.                            6.70       3/30/2067        2,994
                                                                                           ---------
                                                                                               4,784
                                                                                           ---------
              MULTI-UTILITIES (6.5%)
    2,000     Dominion Resources, Inc.                             2.56(d)    9/30/2066        1,894
    2,005     Integrys Energy Group, Inc.                          6.11      12/01/2066        2,009
    3,027     Puget Sound Energy, Inc.(b)                          6.97       6/01/2067        3,116
    4,000     Wisconsin Energy Corp.(b)                            6.25       5/15/2067        4,023
                                                                                           ---------
                                                                                              11,042
                                                                                           ---------
              Total Utilities                                                                 15,826
                                                                                           ---------
              Total Corporate Obligations (cost: $57,315)                                     53,692
                                                                                           ---------

              EURODOLLAR AND YANKEE OBLIGATIONS (8.9%)

              ENERGY (1.7%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (1.7%)
    3,000     TransCanada Pipelines Ltd.(b)                        6.35       5/15/2067        2,918
                                                                                           ---------
              FINANCIALS (2.6%)
              ----------------
              LIFE & HEALTH INSURANCE (1.2%)
    2,000     Great-West Life & Annuity Insurance Capital, LP(a)   7.15       5/16/2046        2,080
                                                                                           ---------
              PROPERTY & CASUALTY INSURANCE (1.4%)
    2,190     QBE Capital Funding III Ltd.(a)                      7.25       5/24/2041        2,390
                                                                                           ---------
              Total Financials                                                                 4,470
                                                                                           ---------
              MATERIALS (2.4%)
              ----------------
              GOLD (2.4%)
    5,000     St. Barbara Ltd.(a),(b)                              8.88       4/15/2018        4,050
                                                                                           ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                            COUPON                       VALUE
(000)         SECURITY                                             RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.9%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.9%)
$   2,000     NII International Telecom SCA(a),(g)                 7.88%      8/15/2019    $   1,450
                                                                                           ---------
              UTILITIES (1.3%)
              ----------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
    2,000     AES Gener S.A.(a)                                    8.38      12/18/2073        2,180
                                                                                           ---------
              Total Eurodollar and Yankee Obligations (cost: $15,216)                         15,068
                                                                                           ---------

              COLLATERALIZED MORTGAGE OBLIGATIONS (2.0%)
      893     Sequoia Mortgage Trust                               1.07(d)    9/20/2033          780
    1,954     Structured Asset Mortgage Investments, Inc.          0.66(d)    7/19/2035        1,779
      910     Wells Fargo Mortgage Backed Securities Trust         4.62(d)    4/25/2035          875
                                                                                           ---------
              Total Collateralized Mortgage Obligations (cost: $3,445)                         3,434
                                                                                           ---------

              COMMERCIAL MORTGAGE SECURITIES (16.3%)

              FINANCIALS (16.3%)
              ------------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (14.6%)
$   2,700     Banc of America Commercial Mortgage, Inc.            5.42      10/10/2045        2,790
    2,000     Banc of America Commercial Mortgage, Inc.            6.29       2/10/2051        2,135
    3,000     Bear Stearns Commercial Mortgage Securities, Inc.(a) 5.66       9/11/2041        2,898
    2,770     CD Commercial Mortgage Trust                         5.69      10/15/2048        2,706
    2,000     Citigroup Commercial Mortgage Trust                  6.14      12/10/2049        2,019
    2,000     GE Capital Commercial Mortgage Corp.                 5.31      11/10/2045        2,015
    1,000     GS Mortgage Securities Corp. II                      5.52       4/10/2038        1,029
    1,000     Merrill Lynch Mortgage Trust                         5.68       5/12/2039        1,007
    3,000     Merrill Lynch Mortgage Trust                         5.83       6/12/2050        3,102
    1,000     Merrill Lynch Mortgage Trust                         5.68       5/12/2039        1,007
    3,000     Merrill Lynch Mortgage Trust                         5.83       6/12/2050        3,102
    2,000     Morgan Stanley Capital I Trust                       5.49       3/12/2044        2,013
    3,053     Wachovia Bank Commercial Mortgage Trust              5.37      11/15/2048        3,073
                                                                                           ---------
                                                                                              24,786
                                                                                           ---------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.7%)
   26,309     GS Mortgage Securities Trust,
               acquired 1/02/2014; cost $1,171(a),(h)              0.96       3/10/2044          760
   35,464     JPMBB Commercial Mortgage Securities Trust,
               acquired 4/30/2014; cost $2,314(h)                  1.29       4/15/2047        2,093
                                                                                           ---------
                                                                                               2,853
                                                                                           ---------
              Total Financials                                                                27,639
                                                                                           ---------
              Total Commercial Mortgage Securities (cost: $27,362)                            27,639
                                                                                           ---------

================================================================================

16  | USAA FLEXIBLE INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                                                         VALUE
(000)         SECURITY                                                                         (000)
----------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (8.9%)

              BONDS (8.9%)
$   1,000     3.00%, 11/15/2044                                                            $   1,051
   13,000     3.13%, 8/15/2044(b),(j)                                                         13,999
                                                                                           ---------
                                                                                              15,050
                                                                                           ---------
              Total U.S. Treasury Securities (cost: $13,627)                                  15,050
                                                                                           ---------

---------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
---------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (30.5%)
              COMMON STOCKS (19.9%)

              ENERGY (2.1%)
              -------------
              INTEGRATED OIL & GAS (1.0%)
355,000       Gazprom OAO ADR                                                                 1,608
                                                                                           --------
              OIL & GAS EXPLORATION & PRODUCTION (1.1%)
300,000       Approach Resources, Inc.*                                                       1,917
                                                                                           --------
              Total Energy                                                                    3,525
                                                                                           --------
              FINANCIALS (11.9%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (4.2%)
250,000       Apollo Investment Corp.                                                         1,855
130,000       Ares Capital Corp.                                                              2,029
 70,000       KKR & Co. LP                                                                    1,625
200,000       Prospect Capital Corp.                                                          1,652
                                                                                           --------
                                                                                              7,161
                                                                                           --------
              REITs - MORTGAGE (5.4%)
330,000       Annaly Capital Management, Inc.(b)                                              3,567
200,000       Hatteras Financial Corp.(b)                                                     3,686
200,000       Two Harbors Investment Corp.                                                    2,004
                                                                                           --------
                                                                                              9,257
                                                                                           --------
              REITs - SPECIALIZED (2.3%)
 90,000       Plum Creek Timber Co., Inc.(b)                                                  3,851
                                                                                           --------
              Total Financials                                                               20,269
                                                                                           --------
              MATERIALS (5.9%)
              ----------------
              DIVERSIFIED CHEMICALS (0.9%)
 65,000       Huntsman Corp.                                                                  1,481
                                                                                           --------
              GOLD (5.0%)
221,500       Alamos Gold, Inc.                                                               1,579
113,000       Goldcorp, Inc.(b)                                                               2,093

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
700,000       Kinross Gold Corp.*                                                          $  1,974
104,000       Newmont Mining Corp.(b)                                                         1,965
300,000       Novagold Resources, Inc.*                                                         885
                                                                                           --------
                                                                                              8,496
                                                                                           --------
              Total Materials                                                                 9,977
                                                                                           --------
              Total Common Stocks (cost: $40,822)                                            33,771
                                                                                           --------

              PREFERRED STOCKS (8.4%)

              CONSUMER STAPLES (1.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (1.3%)
 20,000       Dairy Farmers of America, Inc., 7.88%, cumulative
               redeemable, perpetual(a)                                                       2,139
                                                                                           --------
              ENERGY (3.3%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (1.8%)
  3,000       Chesapeake Energy Corp., 5.75%, perpetual(a),(b)                                3,114
                                                                                           --------
              OIL & GAS STORAGE & TRANSPORTATION (1.5%)
100,000       NuStar Logistics, LP, 7.63%(b)                                                  2,582
                                                                                           --------
              Total Energy                                                                    5,696
                                                                                           --------
              FINANCIALS (3.8%)
              -----------------
              LIFE & HEALTH INSURANCE (1.4%)
 93,200       Delphi Financial Group, Inc., 7.38%, cumulative redeemable                      2,345
                                                                                           --------
              REITs - MORTGAGE (1.4%)
100,000       Arbor Realty Trust, Inc., 7.38%                                                 2,446
                                                                                           --------
              THRIFTS & MORTGAGE FINANCE (1.0%)
400,000       Freddie Mac, 8.38%, perpetual*(i)                                               1,601
                                                                                           --------
              Total Financials                                                                6,392
                                                                                           --------
              Total Preferred Stocks (cost: $14,549)                                         14,227
                                                                                           --------

              INVESTMENT COMPANIES (2.2%)
250,000       Nuveen Municipal Opportunity Fund, Inc.(b) (cost: $3,512)                       3,668
                                                                                           --------
              Total Equity Securities (cost: $58,883)                                        51,666
                                                                                           --------

              MONEY MARKET INSTRUMENTS (0.1%)

              MONEY MARKET FUNDS (0.1%)
214,755       State Street Institutional Liquid Reserves Fund Premier Class, 0.07%(k)           215
                                                                                           --------
              Total Money Market Instruments (cost: $215)                                       215
                                                                                           --------

              TOTAL INVESTMENTS (COST: $176,063)                                           $166,764
                                                                                           ========

================================================================================

18  | USAA FLEXIBLE INCOME FUND

================================================================================

                                                                                            UNREALIZED
NUMBER OF                                                                 CONTRACT        APPRECIATION/
CONTRACTS                                                 EXPIRATION       VALUE         (DEPRECIATION)
LONG/(SHORT)  SECURITY                                       DATE          (000)                  (000)
-------------------------------------------------------------------------------------------------------
              FUTURES (21.9%)
       (70)   10 Year Mini JGB Futures                    3/10/2015      $ (8,640)             $   (53)
      (160)   Japanese Yen Currency Futures               3/16/2015       (16,698)                 (78)
      (170)   Russell 2000 Mini Futures                   3/20/2015       (20,412)                (995)
       119    Yen Denominated Nikkei Futures              3/12/2015         8,599                 (216)
                                                                         --------              -------

              TOTAL FUTURES                                              $(37,151)             $(1,342)
                                                                         ========              =======

---------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                        (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS              INPUTS          INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                  $     -             $ 53,692          $    -      $ 53,692
  Eurodollar and Yankee Obligations            -               15,068               -        15,068
  Collateralized Mortgage Obligations          -                3,434               -         3,434
  Commercial Mortgage Securities               -               27,639               -        27,639
  U.S. Treasury Securities                15,050                    -               -        15,050
Equity Securities:
  Common Stocks                           33,771                    -               -        33,771
  Preferred Stocks                             -               14,227               -        14,227
  Investment Companies                     3,668                    -               -         3,668
Money Market Instruments:
  Money Market Funds                         215                    -               -           215
---------------------------------------------------------------------------------------------------
Total                                    $52,704             $114,060          $    -      $166,764
---------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------
Futures(1)                               $(1,342)            $      -          $    -      $ (1,342)
---------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

For the period of January 1, 2014, through December 31, 2014, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2014

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 14.8% of net assets at December 31, 2014.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

20  | USAA FLEXIBLE INCOME FUND

================================================================================

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
   CAD    Canadian Dollar
   JGB    Japanese Government Bond
   REIT   Real estate investment trust

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (b) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2014.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

   (c) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2014. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at December 31, 2014.

   (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (f) In U.S. dollars unless otherwise noted.

   (g) At December 31, 2014, the issuer was in default with respect to interest and/or principal payments.

   (h) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at December 31, 2014, was $2,852,000, which represented 1.7% of the Fund's net assets.

   (i) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

   (j) Securities with a value of $754,000 are segregated as collateral for initial margin requirements on open futures contracts.

   (k) Rate represents the money market fund annualized seven-day yield at December 31, 2014.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

22  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2014

--------------------------------------------------------------------------------


ASSETS
   Investments in securities, at market value (cost of $176,063)                    $166,764
   Cash                                                                                2,749
   Cash denominated in foreign currencies (identified cost of less than $1)               18
   Receivables:
       Capital shares sold                                                               317
       USAA Asset Management Company (Note 6C)                                            26
       USAA Transfer Agency Company (Note 6D)                                              1
       Dividends and interest                                                          1,499
                                                                                    --------
          Total assets                                                               171,374
                                                                                    --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                           323
   Variation margin on futures contracts                                               1,337
   Accrued management fees                                                                73
   Accrued transfer agent's fees                                                           2
   Other accrued expenses and payables                                                    67
                                                                                    --------
          Total liabilities                                                            1,802
                                                                                    --------
               Net assets applicable to capital shares outstanding                  $169,572
                                                                                    ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                   $178,194
  Accumulated undistributed net investment income                                         76
  Accumulated net realized gain on investments and futures transactions                1,925
  Net unrealized depreciation of investments and futures contracts                   (10,641)
  Net unrealized appreciation of foreign currency translations                            18
                                                                                    --------
              Net assets applicable to capital shares outstanding                   $169,572
                                                                                    ========
  Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $66,235/6,907 shares outstanding)                  $   9.59
                                                                                    ========
      Institutional Shares (net assets of $98,348/10,251 shares outstanding)        $   9.59
                                                                                    ========
      Adviser Shares (net assets of $4,989/520 shares outstanding)                  $   9.59
                                                                                    ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2014

--------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $30)                                  $ 2,459
   Interest (net of foreign taxes withheld of $1)                                      7,312
                                                                                     -------
            Total income                                                               9,771
                                                                                     -------
EXPENSES
   Management fees                                                                       826
   Administration and servicing fees:
       Fund Shares                                                                        81
       Institutional Shares                                                              106
       Adviser Shares                                                                      8
   Transfer agent's fees:
       Fund Shares                                                                        40
       Institutional Shares                                                              106
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                     13
   Custody and accounting fees:
       Fund Shares                                                                        28
       Institutional Shares                                                               52
       Adviser Shares                                                                      2
   Postage:
       Fund Shares                                                                         2
   Shareholder reporting fees:
       Fund Shares                                                                        10
       Institutional Shares                                                                2
   Trustees' fees                                                                         22
   Registration fees:
       Fund Shares                                                                        31
       Institutional Shares                                                               26
       Adviser Shares                                                                     27
   Professional fees                                                                      89
       Other                                                                              11
                                                                                     -------
            Total expenses                                                             1,482
   Expenses reimbursed:
       Institutional Shares                                                              (53)
       Adviser Shares                                                                    (16)
                                                                                     -------
            Net expenses                                                               1,413
                                                                                     -------
NET INVESTMENT INCOME                                                                  8,358
                                                                                     -------

================================================================================

24  | USAA FLEXIBLE INCOME FUND

================================================================================


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
  Net realized gain on:
      Investments                                                                     4,932
      Foreign currency transactions                                                      12
      Futures transactions                                                            1,141
  Change in net unrealized appreciation/depreciation of:
      Investments                                                                    (8,823)
      Foreign currency translations                                                      17
      Futures contracts                                                              (1,379)
                                                                                    -------
          Net realized and unrealized loss                                           (4,100)
                                                                                    -------
  Increase in net assets resulting from operations                                  $ 4,258
                                                                                    =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Year ended December 31, 2014, and period ended December 31, 2013

<CAPTION
--------------------------------------------------------------------------------------------

                                                                         2014          2013*
--------------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment income                                           $  8,358       $  2,393
     Net realized gain on investments                                   4,932          1,154
     Net realized gain on foreign currency transactions                    12              -
     Net realized gain (loss) on futures transactions                   1,141           (112)
     Change in net unrealized appreciation/depreciation of:
          Investments                                                  (8,823)          (476)
          Foreign currency translations                                    17              1
          Futures contracts                                            (1,379)            37
                                                                     -----------------------
          Increase in net assets resulting from operations              4,258          2,997
                                                                     -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income:
          Fund Shares                                                  (2,732)          (540)
          Institutional Shares                                         (5,192)        (1,753)
          Adviser Shares                                                 (238)           (84)
                                                                     -----------------------
               Total distributions of net investment income            (8,162)        (2,377)
                                                                     -----------------------
     Net realized gains:
          Fund Shares                                                  (1,924)           (92)
          Institutional Shares                                         (2,872)          (286)
          Adviser Shares                                                 (149)           (15)
                                                                     -----------------------
               Total distributions of net realized gains               (4,945)          (393)
                                                                     -----------------------
     Distributions to shareholders                                    (13,107)        (2,770)
                                                                     -----------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
     Fund Shares                                                       38,710         31,647
     Institutional Shares                                               5,759         96,859
     Adviser Shares                                                       218          5,000
                                                                     -----------------------
          Total net increase in net assets from
               capital share transactions                              44,687        133,506
                                                                     -----------------------
     Capital contribution from USAA Transfer Agency
          Company (Note 6D)                                                 1              -
                                                                     -----------------------
     Net increase in net assets                                        35,839        133,733

NET ASSETS
     Beginning of year                                                133,733              -
                                                                     -----------------------
     End of year                                                     $169,572       $133,733
                                                                     =======================
Accumulated undistributed (overdistribution of)
     net investment income:
     End of year                                                     $     76       $    (17)
                                                                     =======================

* Fund commenced operations on July 12, 2013.

See accompanying notes to financial statements.

================================================================================

26  | USAA FLEXIBLE INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Flexible Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return through a combination of income and capital appreciation.

The Fund consists of three classes of shares: Flexible Income Fund Shares (Fund Shares), Flexible Income Fund Institutional Shares (Institutional Shares), and Flexible Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of

================================================================================

28  | USAA FLEXIBLE INCOME FUND

================================================================================

        the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

        frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    4. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

    5. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The

================================================================================

30  | USAA FLEXIBLE INCOME FUND

================================================================================

    three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A3 and bonds, except U.S. Treasury securities, which are valued based on methods discussed in Note 1A1.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2014, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2014*
    (IN THOUSANDS)

                                ASSET DERIVATIVES                    LIABILITY DERIVATIVES
----------------------------------------------------------------------------------------------
                           STATEMENT OF                      STATEMENT OF
DERIVATIVES NOT            ASSETS AND                        ASSETS AND
ACCOUNTED FOR AS           LIABILITIES                       LIABILITIES
HEDGING INSTRUMENTS        LOCATION            FAIR VALUE    LOCATION               FAIR VALUE
----------------------------------------------------------------------------------------------
Interest rate contracts             -              $-          Net unrealized        $   53**
                                                               depreciation of
                                                               investments and
                                                               futures contracts
Equity contracts                    -               -          Net unrealized         1,211**
                                                               depreciation of
                                                               investments and
                                                               futures contracts
Foreign exchange contracts          -               -          Net unrealized            78**
                                                               depreciation of
                                                               investments and
                                                               futures contracts
----------------------------------------------------------------------------------------------
Total                               -              $-                                $1,342
----------------------------------------------------------------------------------------------

  * For open derivative instruments as of December 31, 2014, see the portfolio of investments, which also is indicative of activity for the year ended December 31, 2014.

 ** Includes cumulative appreciation (depreciation) of futures as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

32  | USAA FLEXIBLE INCOME FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014 (IN THOUSANDS)

                                                                         CHANGE IN
                                                                         UNREALIZED
DERIVATIVES NOT                                          REALIZED GAIN   APPRECIATION
ACCOUNTED FOR AS             STATEMENT OF                (LOSS) ON       (DEPRECIATION)
HEDGING INSTRUMENTS          OPERATIONS LOCATION         DERIVATIVES     ON DERIVATIVES
-------------------------------------------------------------------------------------------
Interest rate contracts      Net realized gain on          $  (330)              $   (90)
                             futures transactions/
                             Change in net unrealized
                             appreciation (depreciation)
                             of futures contracts
Equity contracts             Net realized gain on           (1,064)               (1,211)
                             futures transactions/
                             Change in net unrealized
                             appreciation (depreciation)
                             of futures contracts
Foreign exchange contracts   Net realized gain on            2,535                   (78)
                             futures transactions/
                             Change in net unrealized
                             appreciation (depreciation)
                             of futures contracts
-------------------------------------------------------------------------------------------
Total                                                      $ 1,141               $(1,379)
-------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The

================================================================================

34  | USAA FLEXIBLE INCOME FUND

================================================================================

    Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2014, there were no custodian and other bank credits.

I. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended December 31, 2014, the Adviser Shares incurred redemption fees of less than $500.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended December 31, 2014, the Fund paid CAPCO facility fees of less than $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, defaulted bond, distributions, partnership basis, and hybrid interest accrual adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $103,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2014, and 2013, was as follows:

                                   2014                     2013
                               --------------------------------------
Ordinary income*               $13,107,000                 $2,770,000

================================================================================

36  | USAA FLEXIBLE INCOME FUND

================================================================================

As of December 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                $  520,000
Undistributed long-term capital gains                                            182,000
Unrealized depreciation of investments                                        (9,310,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, hybrid interest accrual, and mark-to-market adjustments.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2014, the Fund had no capital loss carryforwards for federal income tax purposes.

For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2014, were $179,539,000 and $138,097,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

As of December 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $176,037,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2014, for federal income tax purposes, were $3,545,000 and $12,818,000, respectively, resulting in net unrealized depreciation of $9,273,000.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED                        PERIOD ENDED
                                          DECEMBER 31, 2014                 DECEMBER 31, 2013*
-----------------------------------------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES        AMOUNT
                                      ---------------------------------------------------------
FUND SHARES:
Shares sold                              5,134         $ 53,027             3,282      $32,790
Shares issued from reinvested dividends    252            2,518                14          137
Shares redeemed                         (1,646)         (16,835)             (129)      (1,280)
                                      ---------------------------------------------------------
Net increase from capital
 share transactions                      3,740         $ 38,710             3,167      $31,647
                                      =========================================================
INSTITUTIONAL SHARES:
Shares sold                              1,340         $ 14,060             9,524      $94,926
Shares issued from reinvested dividends    782            7,858               195        1,939
Shares redeemed                         (1,589)         (16,159)               (1)          (6)
                                      ---------------------------------------------------------
Net increase from capital
 share transactions                        533         $  5,759             9,718      $96,859
                                      =========================================================
ADVISER SHARES:
Shares sold                                 48         $    495               500      $ 5,000
Shares issued from reinvested dividends      1               14                 -            -
Shares redeemed                            (29)            (291)               (-)**        (-)**
                                      ---------------------------------------------------------
Net increase from capital
 share transactions                         20         $    218               500      $ 5,000
                                      =========================================================

 * Fund commenced operations on July 12, 2013.

** Represents less than 500 shares or $500.

================================================================================

38  | USAA FLEXIBLE INCOME FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2014, there were no subadvisers.

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $826,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $81,000, $106,000, and $8,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2014, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2015, to limit the total annual operating expenses of the Fund Shares, Institutional Shares, and Adviser Shares to 1.00%, 0.80%, and 1.25%, respectively, of their average net assets, excluding extraordinary expenses and before

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    reductions of any expenses paid indirectly, and will reimburse the Fund Shares, Institutional Shares, and the Adviser Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2014, the Fund incurred reimbursable expenses from the Manager for the Institutional Shares and the Adviser Shares of $53,000 and $16,000, respectively, of which $26,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2014, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $40,000, $106,000, and less than $500, respectively. Additionally, for the year ended December 31, 2014, the Fund Shares recorded a capital contribution and a receivable from SAS of $1,000 for adjustments related to corrections to shareholder transactions.

E. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial

================================================================================

40  | USAA FLEXIBLE INCOME FUND

================================================================================

    sales charge or a contingent deferred sales charge. For the year ended December 31, 2014, the Adviser Shares incurred distribution and service (12b-1) fees of $13,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2014, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                       7.3
USAA Target Retirement 2020 Fund                                        12.1
USAA Target Retirement 2030 Fund                                        17.2
USAA Target Retirement 2040 Fund                                        14.8
USAA Target Retirement 2050 Fund                                         6.4
USAA Target Retirement 2060 Fund                                         0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2014, USAA and its affiliates owned 2,504,000 Fund Shares and 500,000 Adviser Shares, which represents 14.2% of the Fund Shares, 96.1% of the Adviser Shares, and 17.0% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended December 31, 2014, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                                NET REALIZED
                                                  COST TO         GAIN TO
     SELLER                    PURCHASER         PURCHASER         SELLER
     ---------------------------------------------------------------------------
     USAA Global Managed     USAA Flexible
      Volatility Fund         Income Fund       $1,013,000       $153,000

================================================================================

42  | USAA FLEXIBLE INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED        PERIOD ENDED
                                                               DECEMBER 31,       DECEMBER 31,
                                                               -------------------------------
                                                                   2014                2013***
                                                               -------------------------------
Net asset value at beginning of period                           $  9.99             $ 10.00
                                                                 -----------------------------
Income (loss) from investment operations:
 Net investment income(a)                                            .52                 .22
 Net realized and unrealized loss(a)                                (.14)               (.02)
                                                                 -----------------------------
Total from investment operations(a)                                  .38                 .20
                                                                 -----------------------------
Less distributions from:
 Net investment income                                              (.49)               (.18)
 Realized capital gains                                             (.29)               (.03)
                                                                 -----------------------------
Total distributions                                                 (.78)               (.21)
                                                                 -----------------------------
Net asset value at end of period                                 $  9.59             $  9.99
                                                                 =============================
Total return (%)*                                                   3.69                2.02
Net assets at end of period (000)                                $66,235             $31,636
Ratios to average net assets:**
 Expenses (%)(b)                                                     .92                1.00(c)
 Expenses, excluding reimbursements (%)(b)                           .92                1.00(c)
 Net investment income (%)                                          5.03                4.10(c)
Portfolio turnover (%)                                                90                  39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended December 31, 2014, average net assets were $54,355,000.

*** Fund Shares commenced operations on July 12, 2013.

(a) Calculated using average shares. For the year ended December 31, 2014, average shares were 5,263,000.

(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                                       -                (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS (continued) -
INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED        PERIOD ENDED
                                                               DECEMBER 31,       DECEMBER 31,
                                                               -------------------------------
                                                                   2014                2013***
                                                               -------------------------------
Net asset value at beginning of period                          $  9.99             $ 10.00
                                                                ---------------------------
Income (loss) from investment operations:
 Net investment income                                              .52                 .24(a)
 Net realized and unrealized loss                                  (.13)               (.03)(a)
                                                                ---------------------------
Total from investment operations                                    .39                 .21(a)
                                                                ---------------------------
Less distributions from:
 Net investment income                                             (.50)               (.19)
 Realized capital gains                                            (.29)               (.03)
                                                                ---------------------------
Total distributions                                                (.79)               (.22)
                                                                ---------------------------
Net asset value at end of period                                $  9.59             $  9.99
                                                                ===========================
Total return (%)*                                                  3.79                2.09
Net assets at end of period (000)                               $98,348             $97,101
Ratios to average net assets:**
 Expenses (%)(b)                                                    .80                 .80(c)
 Expenses, excluding reimbursements(%)(b)                           .85                 .88(c)
 Net investment income(%)                                          5.08                4.65(c)
Portfolio turnover(%)                                                90                  39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended December 31, 2014, average net assets were $105,780,000.

*** Institutional Shares commenced operations on July 12, 2013.

(a) Calculated using average shares.

(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
    Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                                      -                (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

44  | USAA FLEXIBLE INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (continued) -
ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED        PERIOD ENDED
                                                               DECEMBER 31,       DECEMBER 31,
                                                               -------------------------------
                                                                   2014                2013***
                                                               -------------------------------
Net asset value at beginning of period                           $ 9.99              $10.00
                                                                 --------------------------
Income (loss) from investment operations:
 Net investment income                                              .47                 .20(a)

 Net realized and unrealized loss                                  (.12)               (.01)(a)
                                                                 --------------------------
Total from investment operations                                    .35                 .19(a)
                                                                 --------------------------
Less distributions from:
 Net investment income                                             (.46)               (.17)
 Realized capital gains                                            (.29)               (.03)
                                                                 --------------------------
Total distributions                                                (.75)               (.20)
                                                                 --------------------------
Net asset value at end of period                                 $ 9.59              $ 9.99
                                                                 ==========================
Total return(%)*                                                   3.35                1.90
Net assets at end of period(000)                                 $4,989              $4,996
Ratios to average net assets:**
 Expenses(%)(b)                                                    1.25                1.25(c)
 Expenses, excluding reimbursements(%)(b)                          1.55                1.54(c)
 Net investment income(%)                                          4.62                3.76(c)
Portfolio turnover(%)                                                90                  39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended December 31, 2014, average net assets were $5,290,000.

*** Adviser Shares commenced operations on July 12, 2013.

(a) Calculated using average shares.

(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                                      -                (.00%)(+)
     Represents less than 0.01% of average net assets.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

December 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2014, through December 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

46  | USAA FLEXIBLE INCOME FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                       BEGINNING             ENDING              DURING PERIOD*
                                     ACCOUNT VALUE        ACCOUNT VALUE          JULY 1, 2014 -
                                      JULY 1, 2014      DECEMBER 31, 2014      DECEMBER 31, 2014
                                    ------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00          $  956.70               $4.44

Hypothetical
 (5% return before expenses)              1,000.00           1,020.67                4.58

INSTITUTIONAL SHARES
Actual                                    1,000.00             957.10                3.95

Hypothetical
 (5% return before expenses)              1,000.00           1,021.17                4.08

ADVISER SHARES
Actual                                    1,000.00             954.80                6.16

Hypothetical
 (5% return before expenses)              1,000.00           1,018.90                6.36

*Expenses are equal to the annualized expense ratio of 0.90% for Fund Shares, 0.80% for Institutional Shares, and 1.25% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (4.33)% for Fund Shares, (4.29)% for Institutional Shares, and (4.52)% for Adviser Shares for the six-month period of July 1, 2014, through December 31, 2014.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

48  | USAA FLEXIBLE INCOME FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (02/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (09/07-09/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year's experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA FLEXIBLE INCOME FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over three years as a Board Member of the USAA family of funds. Paul
L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2)  Member of Executive Committee.
 (3)  Member of Audit Committee.
 (4)  Member of Pricing and Investment Committee.
 (5)  Member of Corporate Governance Committee.
 (6)  The address for all non-interested trustees is that of the USAA
      Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
 (8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
 (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

52  | USAA FLEXIBLE INCOME FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice
President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (06/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, FASG General Counsel (04/13-11/14); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

54  | USAA FLEXIBLE INCOME FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                         Daniel S. McNamara
                                 Robert L. Mason, Ph.D.
                                 Jefferson C. Boyce
                                 Dawn M. Hawley
                                 Paul L. McNamara
                                 Barbara B. Ostdiek, Ph.D.
                                 Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                USAA Asset Management Company
INVESTMENT ADVISER               P.O. Box 659453
                                 San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                  USAA Investment Management Company
DISTRIBUTOR                      P.O. Box 659453
                                 San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                   USAA Shareholder Account Services
                                 9800 Fredericksburg Road
                                 San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                    State Street Bank and Trust Company
ACCOUNTING AGENT                 P.O. Box 1713
                                 Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                      Ernst & Young LLP
REGISTERED PUBLIC                100 West Houston St., Suite 1800
ACCOUNTING FIRM                  San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                      Under "My Accounts" on
SELF-SERVICE 24/7                usaa.com select your mutual fund
AT USAA.COM                      account and either click the link or
                                 select 'I want to...' and select
OR CALL                          the desired action.
(800) 531-USAA
          (8722)
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

201626-0215

================================================================================

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      We know what it means to serve.(R)

================================================================================
97755-0215                                   (c)2015, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2014 and 2013 were $419,808 and $419,620, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2014 and 2013 were $67,300 and $78,650, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax services relating to the PFIC Analyzer Service for fiscal years ended December 31, 2014 and 2013 were $15,164 and $0, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for December 31, 2014 and 2013 were $67,300 and $406,468, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.


Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     02/24/2015
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/26/2015
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     02/26/2015
         ------------------------------

*Print the name and title of each signing officer under his or her signature.